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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 14, 2001

                Date of Report (Date of earliest event reported)

                                   ----------


                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Utah                      0-28452              87-0355929
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Number)      Identification No.)


7803 Glenroy Road, Suite 200, Minneapolis, Minnesota            55439
     (Address of Principal Executive Offices)                (Zip Code)


                                 (612) 492-2400
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.


         In December 2001, the Company reached agreements with the holders of at least two-thirds of the outstanding shares of each series of its preferred stock whereby the preferred shareholders will waive their rights with respect to the cash redemption features of their respective preferred stock. These agreements allow the Company to reclassify the preferred stock from mezzanine debt into shareholders' equity.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Pro Forma Financial Information.


                  Index to United Shipping & Technology, Inc. and Subsidiaries Pro Forma Consolidated Financial Statements

                  (1)      Pro Forma Consolidated Balance Sheet at November 24,
                           2001

                  (2)      Notes to Pro Forma Consolidated Balance Sheet



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               UNITED SHIPPING & TECHNOLOGY, INC. AND SUBSIDIARIES
                      Pro Forma Consolidated Balance Sheet
                    (Amounts in thousands, except par values)
                                    Unaudited

                                                                                 Historical               Pro Forma
                                                                                November 24,  Pro Forma  November 24,
                                                                                   2001      Adjustments    2001
                                                                                ------------ ----------- ------------
                                     ASSETS
Current assets:
     Cash                                                                        $   3,139    $      --   $   3,139
     Accounts receivable, net                                                       41,345           --      41,345
     Accounts receivable - other                                                     1,182           --       1,182
     Prepaid workers' compensation                                                  12,279           --      12,279
     Other prepaid expenses                                                          2,166           --       2,166
     Other current assets                                                              198           --         198
                                                                                 ---------    ---------   ---------
         Total current assets                                                       60,309           --      60,309

Property and equipment, net                                                          8,691           --       8,691

Goodwill, net                                                                       39,714           --      39,714
Notes receivable from related party                                                    182           --         182
Other assets                                                                         1,306           --       1,306
                                                                                 ---------    ---------   ---------
Total assets                                                                     $ 110,202    $      --   $ 110,202
                                                                                 =========    =========   =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Trade accounts payable                                                      $  19,454    $      --   $  19,454
     Accrued insurance and claims                                                    9,268           --       9,268
     Accrued wages and benefits                                                      2,358           --       2,358
     Accrued legal and claims                                                        4,904           --       4,904
     Other accrued liabilities                                                       6,706           --       6,706
     Current portion of long-term debt                                              29,244           --      29,244
                                                                                 ---------    ---------   ---------
         Total current liabilities                                                  71,934           --      71,934

Long-term debt, less current portion                                                 4,097           --       4,097
Accrued insurance and claims                                                        12,123           --      12,123


Redeemable preferred stock                                                          56,934      (56,934) a       --

Shareholders' equity:
     Preferred stock, $0.004 par value, 50,000
         shares authorized at November 24, 2001
           Series B Convertible Preferred, 2,807 shares issued and outstanding          --       21,873  a   21,873
           Series C Convertible Preferred, 2,000 shares issued and outstanding          --       12,000  a   12,000
           Series C Warrants, 825 warrants outstanding                                  --          460  a      460
           Series D Convertible Preferred, 1,895 shares issued and outstanding          --       11,301  a   11,301
           Series D Warrants, 217 warrants outstanding                                  --        1,530  a    1,530
           Series F Convertible Preferred, 899 shares issued and outstanding            --        9,770  a    9,770

     Common stock, $0.004 par value, 150,000 shares authorized;
         17,208 shares issued and outstanding at November 24, 2001                      69           --          69
     Additional paid-in-capital                                                     55,934           --      55,934
     Accumulated deficit                                                           (90,768)          --     (90,768)
     Foreign currency translation                                                     (121)          --        (121)
                                                                                 ---------    ---------   ---------
         Total shareholders' equity                                                (34,886)      56,934      22,048
                                                                                 ---------    ---------   ---------
         Total liabilities and shareholders' equity                              $ 110,202    $      --   $ 110,202
                                                                                 =========    =========   =========

          The accompanying notes are an integral part of the pro forma consolidated financial statements.

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               UNITED SHIPPING & TECHNOLOGY, INC. AND SUBSIDIARIES

                  Notes to Pro Forma Consolidated Balance Sheet

                                   (Unaudited)
--------------------------------------------------------------------------------

1.       GENERAL

         In December 2001, the Company reached agreements with the holders of at least two-thirds of the outstanding shares of each series of its preferred stock whereby the preferred shareholders will waive their rights with respect to the cash redemption features of their respective preferred stock. These agreements allow the Company to reclassify the preferred stock from mezzanine debt into shareholders' equity. The reclassification presented in the pro forma balance sheet is based upon the pro forma carrying values of the preferred stock as of November 24, 2001. The carrying values of the preferred stock may be more or less than their fair values at November 24, 2001. To the extent that the fair values of the preferred stock, once determined, are more or less than their carrying values, the differences will be an addition to or subtraction from the preferred stock with an offsetting increase or decrease to the accumulated deficit. Total shareholders' equity will not be affected by any such subsequent adjustment.


2.       PRO FORMA ADJUSTMENT

         (a) To record the reclassification of convertible and redeemable preferred stock from mezzanine debt to shareholders' equity.


3.       LONG-TERM DEBT

         As of the balance sheet date, The Company's revolving credit facility is classified as a current obligation due to its maturity date of September 30, 2002 being within one year of the financial statement date. The Company is currently in discussion with various lenders to have its facility replaced.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





      Date:  December 14, 2001            By:   /s/ Wesley C. Fredenburg
                                             -----------------------------------
                                             WESLEY C. FREDENBURG
                                             Secretary and General Counsel


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